UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2007

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation)	0-30877 (Commission File Number)	77-0481679 (I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2007, the Executive Compensation Committee of the Board of Directors (the “Compensation Committee”) of Marvell Technology Group, Ltd. (the “Company”) took the actions described below.  All equity awards described below were made pursuant to the Company’s Amended and Restated 1995 Stock Option Plan (the “Plan”).  The exercise price of each option grant described below is $14.01 per share, which is equal to the closing price of the Company’s common shares as reported on the Nasdaq Global Market on December 28, 2007.

Approval of Compensation Arrangements for Chief Executive Officer

The Compensation Committee approved the compensation arrangements described below for Dr. Sehat Sutardja, the Company’s Chief Executive Officer.

(i) Dr. Sehat Sutardja received an annual equity award of a time-based option to purchase 189,000 common shares and a performance-based option to purchase 226,800 common shares.  The shares subject to the performance-based option will become vested and fully exercisable on the 10-K Due Date (as defined below) corresponding to the first fiscal year ending on or prior to January 29, 2011 in which the Company’s Pro Forma EPS (as defined below) for such fiscal year is two times Pro Forma EPS for fiscal year 2007, in accordance with the form of Notice of Grant of Stock Options attached hereto as Exhibit 10.1.  “10-K Due Date” means, with respect to the fiscal year in question, the prescribed due date on which the Company’s Annual Report on Form 10-K is required to be filed with the Securities and Exchange Commission.  “Pro Forma EPS” will be calculated by adjusting diluted net income per share under generally accepted accounting principles (“GAAP EPS”) for the impact of (i) non-cash stock-based compensation charges by adding to GAAP EPS non-cash stock-based compensation expense recognized under Statement of Financial Accounting Standard No. 123 (R) (“SFAS 123R”), and (ii) non-cash charges associated with purchase accounting and other write-off related expenses by adding to GAAP EPS amortization and write-off of acquired intangible assets and other, and acquired in-process research and development.  The Pro Forma EPS will be proportionately adjusted by the Executive Compensation Committee for any stock split, reverse stock split, stock dividend, share combination, recapitalization or similar event effected subsequent to the date of grant.  1/48 of the shares subject to the time-based option vest on each monthly anniversary of June 1, 2007.

Each such option has a term of 10 years from the date of grant; provided, that if the shares subject to the performance-based option shall not have become vested and fully exercisable as of the 10-K Due Date for the fiscal year ending January 29, 2011, the performance-based option will terminate and be of no further force or effect.

(ii) A bonus was given to Dr. Sehat Sutardja for his performance in the fiscal year ended January 27, 2007 consisting of a time-based option to purchase 46,000 common shares.  1/48 of the shares subject to this option vest on each monthly anniversary of June 1, 2007.

(iii) The Compensation Committee approved an annual salary increase for Dr. Sehat Sutardja to $657,000 (from $557,000) effective December 28, 2007.

Approval of Compensation Arrangements for Chief Technology Officer

The Compensation Committee approved the compensation arrangements described below for Dr. Pantas Sutardja, the Company’s Chief Technology Officer.

(i) Dr. Pantas Sutardja received an annual equity award of a time-based option to purchase 84,000 common shares and a performance-based option to purchase 101,000 common shares.  The shares subject to the performance-based option will become vested and fully exercisable on the 10-K Due Date (as defined above) corresponding to the first fiscal year ending on or prior to January 29, 2011 in which the Company’s growth for such fiscal year is two times EPS growth over fiscal year 2007, all as described above in connection with the performance-based option granted to the Company’s Chief Executive Officer and in accordance with the form of Notice of Grant of Stock Options attached hereto as Exhibit 10.1.  1/48 of the shares subject to the time-based option vest on each monthly anniversary of June 1, 2007.

Each such option has a term of 10 years from the date of grant; provided, that if the shares subject to the performance-based option shall not have become vested and fully exercisable as of the 10-K Due Date for the fiscal year ending January 29, 2011, the performance-based option will terminate and be of no further force or effect.

(ii) A bonus was given to Dr. Pantas Sutardja for his performance in the fiscal year ended January 27, 2007 consisting of a time-based option to purchase 12,000 common shares.  1/48 of the shares underlying this option vest on each monthly anniversary of June 1, 2007.

Approval of Compensation Arrangements for Interim Chief Financial Officer

The Compensation Committee approved the compensation arrangements described below for Michael Rashkin, the Company’s Interim Chief Financial Officer

(i) An option to purchase 20,000 common shares.  All of the shares subject to this option cliff vest on February 1, 2011, and the option has a term of 10 years from the date of grant.

(ii) A bonus for Mr. Rashkin’s performance in the fiscal year ended January 27, 2007 consisting of (a) a cash payment of $46,164 and (b) a fully vested option to purchase 13,179 common shares.  The option has a term of 10 years from the date of grant.

(iii) A one-time payment of $5,104.45, reflecting a retroactive annual salary increase for Mr. Rashkin to $242,350.50 (from $230,810) for the period from February 1, 2007 through July 12, 2007.  Effective as of July 13, 2007, when Mr. Rashkin became the Company’s Interim Chief Financial Officer, Mr. Rashkin’s annual salary was increased to $350,000.

Approval of Compensation Arrangements for Former Interim Chief Financial Officer

The Compensation Committee approved the following one-time cash payments to Michael Tate, the Company’s former Interim Chief Financial Officer:  (i) A payment of $9,986.30, reflecting a retroactive annual salary increase for Mr. Tate to $247,500 (from $225,000) for the period from February 1, 2007 through July 12, 2007 (Mr. Tate’s last day with the Company) and (ii) a cash bonus payment of $33,750 for Mr. Tate’s performance in the fiscal year ended January 27, 2007.

Approval of Interim Chief Financial Officer Option Amendment

Because Mr. Rashkin was not permitted to participate in the Company’s broad-based program to allow individuals who held certain stock options subject to adverse tax consequences under Internal Revenue Code Section 409A and parallel California laws (“Section 409A”) the Committee discussed alternatives available to allow Mr. Rashkin to avoid these adverse tax consequences.  The Committee authorized the Company to offer Mr. Raskin the opportunity to increase his stock option exercise prices to the prices necessary to avoid the adverse tax consequences under Section 409A.  In exchange for his accepting this offer, the Committee authorized the grant to Mr. Rashkin of restricted stock units for an aggregate of 8,936 common shares.  The restricted stock units will be granted on January 4, 2008 as to 5,667 shares and January 15, 2008 as to 3,269 shares.  The form of Amendment of Stock Option entered into between the Company and Mr. Rashkin is attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d)              Exhibits

Exhibit No.	Description
10.1	Form of Notice of Grant of Stock Options (performance-based vesting)
10.2	Amendment of Stock Option between the Registrant and Michael Rashkin dated December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2008

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Michael Rashkin
Michael Rashkin
Interim Chief Financial Officer

EXHIBITS

Exhibit No.	Description
10.1	Form of Notice of Grant of Stock Options (performance-based vesting)
10.2	Amendment of Stock Option between the Registrant and Michael Rashkin dated December 31, 2007